[EXHIBIT 10.17.2]

                      SECRETARY'S CERTIFICATE

       The undersigned, Paul B. Kravitz, Secretary of Med Gen, Inc., a Nevada corporation (the "Company"), in connection with the authorization and issuance of 8% Callable Secured Convertible Notes in the aggregate principal amount of Seven Hundred and Fifty Thousand Dollars ($750,000) and Warrants to purchase an aggregate of 30,000,000 shares of the Company's Common Stock, in accordance with the Securities Purchase Agreement dated April 21, 2006, by and among the Company and each of the purchasers set forth on the signature pages thereto (the "Private Placement"), hereby certifies that:

       1.	He is the duly appointed Secretary of the Company.

       2.	Attached as Exhibit A hereto is a true and complete copy of
the Articles of Incorporation of the Company, as amended through the date hereof; no action has been taken by the Company in contemplation of any amendment of said Articles of Incorporation or any liquidation, dissolution, merger or consolidation of the Company.

       3.	Attached as Exhibit B hereto is a true and complete copy of
the Bylaws of the Company, as amended through the date hereof.

       4.	Attached as Exhibit C hereto is a true and complete copy of
the resolutions duly adopted by the Board of Directors of the Company by unanimous written consent on April 21, 2006; such resolutions remain in full force and effect and have not been rescinded, modified or supplemented and no other corporate resolutions have been adopted by the Company in connection with the Private Placement.

       IN WITNESS WHEREOF, the undersigned has executed this Secretary's Certificate as of the 21st day of April, 2006.


                                    /s/Paul B. Kravitz
                                    -------------------------------------
                                    Paul B. Kravitz
                                    Secretary

                                                              [EXHIBIT A]


              FILED
       IN THE OFFICE OF THE
     SECRETARY OF STATE OF THE
         STATE OF NEVADA

          OCT 22, 1996
         NO. C21932-96
         /s/Dean Heller
DEAN HELLER SECRETARY OF STATE


                       ARTICLES OF INCORPORATION
                                  OF
                              Med Gen Inc.

The undersigned proposes to form a corporation under the laws of the State of Nevada, relating to private corporations, and to that end hereby adopts articles of incorporation as follows:

                             ARTICLE ONE
                                NAME

The name of the corporation is Med Gen Inc.

                             ARTICLE TWO
                              LOCATION

The registered office of this corporation is at 318 North Carson Street Suite 214, City of Carson City, State of Nevada, 89701. The resident agent is State Agent and Transfer Syndicate, Inc.

                             ARTICLE THREE
                               PURPOSES

This corporation is authorized to carry on any lawful business or enterprise.

                             ARTICLE FOUR
                             CAPITAL STOCK

The amount of the total authorized capital stock of this corporation is $10,000 as 5,000,000 common shares and 5,000,000 preferred shares each with a par value of one mill ($.001). Such shares are non-assessable.

                             ARTICLE FIVE
                              DIRECTORS

The initial governing board of this corporation shall be styled directors and shall have one member. The name and address of the member of the first board of directors is:

                            Paul B. Kravitz
                            7040 W. Palmetto Park Road
                            Suite 2-467
                            Boca Raton FL 33433

                             ARTICLE SIX
                     ELIMNATING PERSONAL LIABILITY

Officers and directors shall have no personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as an officer or director. This provision does not eliminate or limit the liability of an officer or director for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or the payment of dividends and/or distributions in violation of NRS 78.300.

                             ARTICLE SEVEN
                             INCORPORATORS

The name and address of the incorporator is: Elizabeth R. Brogan, 318 North Carson Street, Suite 214, Carson City, Nevada 89701

                             ARTICLE EIGHT
                          PERIOD OF EXISTENCE

The period of existence of this corporation shall be perpetual.

                             ARTICLE NINE
               AMENDMENT OF ARTICLES OF INCORPORATION

The articles of incorporation of the corporation may be amended from time to time by a majority vote of shareholders voting by written ballot in person or by proxy held at any general or special meeting of shareholders upon lawful notice.

                              ARTICLE TEN
                           VOTNG OF SHARES

In any election participated in by the shareholders, each shareholder shall have one vote for each share of stock he owns, either in person or by proxy as provided by law. Cumulative voting shall not prevail in any election by the shareholders of this corporation.


IN WITNESS WHEREOF the undersigned, ELIZABETH R. BROGAN, for the purpose of forming a corporation under the laws of the State of Nevada, does make, file and record these articles, and certifies that the facts herein stated are true, and I have accordingly hereunto set my hand this day, October 21, 1996.

                                       INCORPORATOR:

                                       /s/Elizabeth R. Brogan
                                       Elizabeth R. Brogan


STATE OF NEVADA

COUNTY OF CARSON CITY

On October 21, 1996, Elizabeth R. Brogan personally appeared before me, a notary public, and executed the above instrument.

                                       /s/
                                       SIGNATURE OF NOTARY




                    CERTIFICATE OF ACCEPTANCE
                OF APPOINTMENT BY RESIDENT AGENT

State Agent and Transfer Syndicate, Incorporated hereby certifies that on October 21, 996, we accepted appointment as Registered Agent for the above corporation in accordance with Sec. 78.090, NRS 1957.

IN WITNESS WHEREOF, I have hereunto set my hand this October 21, 1996.


                                       /s/Elizabeth R. Brogan
                                       Elizabeth R. Brogan for
                                       State Agent and Transfer
                                       Syndicate Incorporated

                         STATE OF FLORIDA

                              SEAL

                         IN GOD WE TRUST

                        DEPARTMENT OF STATE


I certify the records of this office that MED GEN INC. is a Nevada corporation authorized to transact business in the State of Florida, qualified on November 14, 1996.

The document number of this corporation is F96000005967.

I further certify that said corporation has paid all fees and penalties due this office through December 31, 1999, that its most recent annual report was filed on May 27, 1999, and its status is active.

I further certify that said corporation has not filed a Certificate of Withdrawal.






                                       Given under my hand and the
                                       Great Seal of the State of
                                       Florida at Tallahassee, the
                                       Capitol, this the Fourteenth
GREAT SEAL OF THE                      day of June, 1999
STATE OF FLORIDA

IN GOD WE TRUST                            /s/ Katherine Harris
                                             Katherine Harris
 CR2E022 (1-99)                              Secretary of State

        DEAN HELLER
        Secretary of State
[LOGO]  204 North Carson Street, Suite 1
        Carson City, Nevada 89701-4299
        (775) 684 5708
        Website: secretaryofstate.biz             Entity:
- ------------------------------------              C21932-1996
    Certificate of Amendment                      Document
Number:
(PURSUANT TO NRS 78.385 and 78.390)               20050249586-51
- ------------------------------------
                                                  Date Filed:
                                                  6/24/2005 1:03:43 PM
                                                  In the office of

                                                  /s/Dean Heller

                                                  Dean Heller
                                                  Secretary of State

                                   ABOVE SPACE IS FOR OFFICE USE ONLY

Important: Read attached instructions before completing form.
       Certificate of Amendment to Articles of Incorporation
       -----------------------------------------------------
                  For Nevada Profit Corporations
                  ------------------------------
    (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.   Name of corporation:  MED GEN, INC.
                           -------------------------------------------

-----------------------------------------------------------------------

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE FOUR, WHICH SETS FORTH THE STOCK STRUCTURE IS HEREBY AMENDED
-----------------------------------------------------------------------
     TO READ AS FOLLOWS:
-----------------------------------------------------------------------
     ARTICLE FOUR:  The amount of the total authorized capital stock
-----------------------------------------------------------------------
of this corporation is $250,000 as 250,000,000 shares, each with a par
-----------------------------------------------------------------------
value of one mill $.001) Such shares are non-assessable. The number of
-----------------------------------------------------------------------
Common shares is increasing from 50,000,000 to 245,000,000.
-----------------------------------------------------------------------

3. The vote by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the
case of a vote by classes or series, or as may   be   required  by the
provisions of the articles of Incorporation have voted in favor of the amendment is:15,695,218.*
             -----------
4. Effective date of filing (optional):
                                       -------------------------------
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): /s/Paul Mitchell
                                 -------------------------------------
                                 Paul Mitchell, President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate
fees. See attached fee schedule.                   Nevada Secretary of State
                                                   AM 78.385 Amend 2003
                                                   Revised on: 11/03/03

        DEAN HELLER
        Secretary of State
[LOGO]  204 North Carson Street, Suite 1
        Carson City, Nevada 89701-4299
        (775) 684 5708
        Website: secretaryofstate.biz             Entity:
------------------------------------              C21932-1996
Certificate of Amendment                          Document Number:
(PURSUANT TO NRS 78.385 and 78.390)               20060369510-12
------------------------------------
                                                  Date Filed:
                                                  6/8/2006 4:45:50 PM
                                                  In the office of
                                                  /s/Dean Heller

                                                  Dean Heller
                                                  Secretary of State

       Certificate of Amendment to Articles of Incorporation
       -----------------------------------------------------
                  For Nevada Profit Corporations
                  ------------------------------
    (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.   Name of corporation:  MED GEN, INC.

2. The articles have been amended as follows (provide article numbers, if available):

Article Four, setting forth the total number of authorized shares, is Hereby amended to increase the total number of Common Shares the corporation is authorized to issue from 495,000,000 to 2,495,000,000. The Currently authorized Preferred shares are not changed as a result of this amendment. Said Article Four is hereby amended to read as follows:

     Article Four: The amount of total authorized capital stock of this corporation is $2,500,000.00, consisting of 2,495,000,000 Common and 5,000,000 Preferred shares, each with a par value of one mill $.001).

3. The vote by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the
case of a vote by classes or series, or as may   be   required  by the
provisions of the articles of Incorporation have voted in favor of the amendment is: 36,430,177

4. Effective date of filing (optional): 6/5/2006

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): /s/Paul Mitchell
                                 -------------------------------------
                                 Paul Mitchell, President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate
fees. See attached fee schedule.                   Nevada Secretary of State
                                                   AM 78.385 Amend 2003
                                                   Revised on: 11/03/03

                                                           [EXHIBIT B]

                             BYLAWS
                               of
                         MED GEN, INC.

                     (A Nevada Corporation)


                           ARTICLE I
                            General

     1.01 Applicability. These Bylaws provide rules for conducting the business of this corporation (the "Company"). Every shareholder and person who subsequently becomes a shareholder, the Board of Directors, Committees and Officers of the Company shall comply with these Bylaws, as amended from time to time. All Bylaws and resolutions heretofore adopted by the Board of Directors are hereby repealed, to the extent in conflict with the provisions of these Bylaws.

     1.02 Officers. The principal office of the Company shall be selected by the Board of Directors from to time and may be within or without the State of Nevada. The Company may have such other offices, within or without the State of Nevada, as the Board of Directors may, from to time, determine. The registered office of the Company required by the General Corporation Law of Nevada to be maintained in Nevada may be, but need not be, identical with the principal offices in Nevada, and the address of the registered office may be changed from time to time by the Board of Directors.


      1.03   Definition of Terms.  Terms defined in the Company's
Articles of Incorporation, as amended and restated from time to time (the "Charter"), shall have the same meanings when used in these Bylaws.


                           ARTICLE II
                       Stock Certificates

     2.01 Stock Certificates. The shares of the Company's capital stock shall be represented by consecutively numbered certificates signed by the President or a Vice President and the Secretary or Assistant Secretary of the Company, and sealed with the seal of the Company, or a facsimile thereof. If certificates are signed by a transfer agent and registrar other than the Company or an employee thereof, the signatures of the officers of the Company may be facsimile. In case any officer who has signed (by real or facsimile signature) a certificate shall have ceased to hold such office before the certificate is issued, it may be issued by the Company with the same effect as if he continued to hold such office on the date of issue. Each certificate representing shares shall state upon the face thereof.- (i) that the Company is organized under the laws of the State of Nevada; (ii) the name of the person to whom issued; (iii) the number, class and series (if any) of shares which such certificate represents; and (iv) the par value, if any, of the shares represented by such certificate, or a statement that the shares have no par value.

     If any class or series of shares is subject to special powers, designations, preferences or relative, participating or other special rights, then such (together with all qualifications, limitations or restrictions of such preferences or rights) shall be set forth in full or summarized on the certificate representing such class or series. Moreover, each certificate shall state that the Company will furnish, without charge, to the registered holder of the shares represented by such certificate who so requests a statement setting forth such information in full.

     Each certificate also shall set forth restrictions upon transfer, if any, or a reference thereto, as shall be adopted by the Board of Directors or by the shareholders, or as may be contained in this Article 11. Any shares issued without registration under the Securities Act of 1933, as amended, shall bear a legend restricting transfer unless such shares are registered under such act or an exemption from registration is available for a proposed transfer.

     2.02 Consideration for Shares. Shares of the Company shall be issued, and treasury shares may be disposed of, for such consideration or considerations as shall be fixed from time to time by the Board of Directors. No shares shall be issued for less than the par value thereof. The consideration for the issuance of shares may be paid, in whole or in part, in money, in other property, tangible or intangible, or in labor or services actually performed for the Company, or as permitted in the Charter.

     2.03 Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, and the Board of Directors when authorizing such issue of a new certificate or certificates may in its discretion, and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates or his legal representative to advertise the same in such manner as it shall require, and/or famish to the Company a bond in such sum as it may direct, as indemnity against any claim that may be made against the Company. Except as hereinabove in this section provided, no new certificate or certificates evidencing shares of stock shall be issued unless and until the old certificate or certificates, in lieu of which the new certificate or certificates are issued, shall be surrendered for cancellation.

     2.04 Registered Holder as Owner. The Company shall be entitled to treat the registered holder of any shares of the Company as the owner of such shares, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares, unless and until such purchaser, assignee, transferee or other person becomes the registered holder of such shares, whether or not the Company shall have either actual or constructive notice of the interests of such purchaser, assignee, or transferee or other person. The purchaser, assignee, or transferee of any of the shares of the Company shall not be entitled: to receive notice of the meetings of the shareholders;
to vote at such meetings; to examine a list of the shareholders;
to be paid dividends or other sums payable to shareholders; or to own, enjoy and exercise any other property or rights deriving from such shares against the Company, until such purchaser, assignee, or transferee has become the registered holder of such shares.

     2.05 Reversions. Cash, property or share dividends, shares issuable to shareholders in connection with a reclassification of stock, and the redemption price of redeemed shares, which are not claimed by the shareholders entitled thereto within TWO years after the dividend or redemption price became payable or the shares became issuable, despite reasonable efforts by the Company to pay the dividend or redemption price or deliver the certificate(s) for the shares to such shareholders within such time shall, at the expiration of such time, revert in full ownership to the Company, and the Company's obligation to pay any such dividend or redemption price or issue such shares, as the case may be, shall thereupon cease; provided, that the Board of Directors may at any time and for any reason satisfactory to it but need not, authorize (i) payment of the amount of cash or property dividend or (ii) issuance of any shares, ownership of which has reverted to the Company pursuant to this Section of Article 11, to the person or entity who or which would be entitled thereto had such reversion not occurred.

     2.06 Returned Certificates All certificates for shares changed or returned to the Company for transfer shall be marked by the Secretary "CANCELLED," with the date of cancellation, and the transaction shall be immediately recorded in the certificate book opposite the memorandum of their issue. The returned certificate may be inserted in the certificate book.

     2.07 Transfer of Shares. Upon surrender to the Company or to a transfer agent of the Company of a certificate of stock endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and such documentary stamps as may be required by law, it shall be the duty of the Company to issue a new certificate, upon payment by the transferee of such nominal charge therefor as the Company or its transfer agent may impose. Each such transfer of stock shall be entered on the stock book of the Company. Respecting any securities issued in reliance upon Rule 903 of Regulation S of the Securities and Exchange Commission at any time when the Company is not a "reporting issuer" as defined in Regulation S, no transfer of such securities shall be registered unless made in accordance with the provisions of Regulation S. At any time when the Company has appointed a transfer agent for its shares, the remainder of this paragraph shall apply. A transfer of shares evidenced by a certificate bearing a standard form of legend which restricts transfer of the shares (except in the event of registration or the availability of an exemption under the Securities Act of 1933) shall not require the Company's consent if the shares to be sold are proposed to be sold in compliance with either Rule 144, Rule 701 or Rule 904 of Regulation S of the Securities and Exchange Commission and the transfer is accompanied by an opinion of counsel (which need not be the Company's counsel) which states that the proposed transfer will comply with the applicable rule or regulation being relied upon for transfer. In view of potential liability to the Company and its officers and directors for interfering without firm and clear legal grounds in the making of, or delaying, any sale of the Company's shares pursuant to Rules 144, 701 or 904, it is declared to be the Company's policy not to interfere with or hinder any transfer proposed to be made pursuant to any of such rules, if accompanied by an opinion of counsel satisfactory to the Company and its counsel in light of surrounding facts.

     2.08 Transfer Agent The Board of Directors shall have power to appoint one or more transfer agents and registers for the transfer and registration of certificates of stock of any class, and may require that stock certificates shall be countersigned and registered by one or more of such transfer agents and registrars. Any powers or duties with respect to the transfer and registration of certificates may be delegated to the transfer agent and registrar.


                           ARTICLE III
                   Meetings of the Shareholders

     3.01 Annual Meeting. The annual meeting of the shareholders shall be held between the 90th and 180th day after the tax year end, at such date and time and at such place, within or without the State of Nevada, as is designated from time to time by the Board of Directors and stated in the notice of the meeting. At each annual meeting the shareholders shall elect a Board of Directors in accordance with the Charter and shall transact such other business as may properly be brought before the meeting.

     3.02 Special Meetings. Unless otherwise proscribed by law, the Charter or these Bylaws, special meetings of the shareholders may be called by the Chairman of the Board, the President, or a majority of the Board of Directors. The President shall call a special meeting upon the Secretary's receipt of written demand therefor by the holders of not less than ten percent (10%) of the total voting power. Requests for special meetings shall state the purpose or purposes of the proposed meeting.

     3.03 Notice of Meetings. Except as otherwise provided by law, the Charter or these Bylaws, written notice of any annual or special meeting of the shareholders shall state the place, date, and time thereof and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each shareholder of record entitled to vote at such meeting not fewer than IO nor more than 60 days prior to the meeting by any means permitted in Section 8.01 hereof. No business other than that specified in the notice of a special meeting shall be transacted at any such special meeting.

     3.04 Record Date. In order that the Company may determine shareholders of record who are entitled (i) to notice of or to vote at any shareholders meeting or adjournment thereof, (ii) to express written consent to corporate action in lieu of a meeting, (iii) to receive payment of any dividend or other distribution, or (iv) to allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock, or in order that the Company may make a determination of shareholders of record for any other lawful purpose, the Board of Directors may fix in advance a date as the record date for any such determination. Such date shall not be more than 60 days, and in case of a meeting of shareholders, not less than 10 days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken, and in no event may the record date precede the date upon which the Directors adopt a resolution fixing the record date.

     If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is given (as defined in Section 8.01 hereof) or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of the shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjournment. The record date for determining shareholders entitled to consent to corporate actions without a meeting shall be fixed as provided in Section 3.12 hereof.

     3.05 Voting List At least 10 days but nor more than 60 days before any meeting of shareholders, the officer or transfer agent in charge of the Company's stock transfer books shall prepare a complete alphabetical list of the shareholders entitled to vote at such meeting, which list shows the address of each shareholder and the number of shares registered in his or her name. The list so prepared shall be maintained at the corporate offices of the Company and shall be open to inspection by any shareholder, for any purpose germane to the meeting, at any time during usual business hours during a period of no fewer than 10 days prior to the meeting. The list shall also be produced and kept open at any shareholders meeting and, except as otherwise provided by law, may be inspected by any shareholder or proxy of a shareholder who is present in person at the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine the list of shareholders and to vote at any meeting of shareholders.

     3.06 Quorum; Adjournments. (a) The holders of a majority of the total voting power at any shareholders meeting present in person or by proxy shall be necessary to and shall constitute a quorum for the transaction of business at all shareholders meetings, except as otherwise provided by law or by the Articles.

     (b) If a quorum is not present in person or by proxy at any shareholders meeting, a majority of the voting shares present or represented shall have the power to adjourn the meeting from time to time to the same or another place within 30 days thereof and no further notice of such adjourned meeting need be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

     (c) Even if a quorum is present in person or by proxy at any shareholders meeting, a majority of the voting shares present or represented shall have the power to adjourn the meeting from time to time, for good cause, without notice of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, until a new date which is not more than 30 days after the date of the original meeting.

     (d) Any business which might have been transacted at a shareholders meeting as originally called may be transacted at any meeting held after adjournment as provided in this Section 3.06 at which reconvened meeting a quorum is present in person or by proxy. Anything in paragraph (b) of this Section to the contrary notwithstanding, if an adjournment is for more than 30 days, or if after an adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote thereat.

     (e) The shareholders present at a duly called meeting may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     3.07 Proxies. At all meetings of shareholders, a shareholder may vote by proxy, executed in writing by the shareholder or by his duly authorized attorney in fact. Any proxyholder shall be authorized to sign, on the shareholders behalf, any written consent for shareholder action taken in lieu of a meeting. Such proxy shall be filed with the Secretary of the Company before or at the time of the meeting. No proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed three (3) years from the date of its execution.

     3.08 Voting of Shares. At any shareholders meeting every shareholder having the right to vote shall be entitled to vote in person or by proxy. Except as otherwise provided by law, by the Articles or in the Board resolution authorizing the issuance of shares, each shareholder of record shall be entitled to one vote (on each matter submitted to a vote) for each share of capital stock registered in his, her or its name on the Company's books. Except as otherwise provided by law or by the Articles, all matters submitted to the shareholders for approval shall be determined by a majority of the votes cast (not counting abstentions) at a legal meeting commenced with a quorum.

     3.09 Voting of Shares by Certain Holders. Neither treasury shares, nor shares of its own stock held by the Company in a fiduciary capacity, nor shares held by another corporation if the majority of the shares entitled to vote for the election of directors of such other corporation is held by the Company, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time.

     Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.

     Shares held by an administrator, executor, personal representative, guardian, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

     Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so be contained in an appropriate order of the court by which such receiver was appointed.

     A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

     3.10 Chairman. The Chairman of the Board of Directors of the Company, if there is one, or in his absence, the President shall act as chairman at all meetings of shareholders.

     3.11 Manner of Shareholder Voting. Voting at any shareholders' meeting shall be oral or by show of hands; provided, however, that voting shall be by written ballot if such demand is made by any shareholder present in person or by proxy and entitled to vote.

     3.12 Informal Action by Shareholders; Record Date. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by a majority of the total voting power; provided, that where an action requires a greater proportion of the total voting power, then the consent shall be signed by such greater proportion. No written consent will be effective unless written consents, signed by a sufficient proportion of shareholders to take action, are delivered to the Company within sixty (60) days of the date of the earliest such consent. Such consent shall have the same force and effect as a vote of the shareholders, and may be stated as such in any document filed with the Secretary of State of Nevada under the General Corporation Law of Nevada. Prompt notice of such action by written consent of less than all shareholders entitled to vote shall be given to all shareholders who have not consented in writing to the action taken.

     The record date for determining shareholders entitled to consent to corporate actions in writing without a meeting (the "consent record date') shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the record date was adopted. However, if no consent record date is fixed, the consent record date shall be, respectively, (i) if prior action by the Board of Directors is required under the General Corporation Law of Nevada for the consent to be validly taken, the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (ii) if prior action by the Board of Directors is not required, the first date on which a properly signed and dated consent setting forth the action taken or proposed to be taken is delivered as required above.

     3.13 Presiding Officers; Order of Business. (a) Shareholders meetings shall be presided over by the Chairman of the Board; or if the Chairman (and Vice Chairman) is not present, by the President; or if the President is not present, by a Vice President; or if a Vice President is not present, by such person chosen by the Board of Directors; or if none, by a chairperson to be chosen at the meeting by shareholders present in person or by proxy who own a majority of the voting power present. The Secretary of a shareholders meeting shall be the Secretary of the Company; or if the Secretary is not present, an Assistant Secretary; or if an Assistant Secretary is not present, such person as may be chosen by the Board of Directors; or if none, by such person who is chosen by the chairperson at the meeting.

     (b) The following order of business, unless otherwise ordered at the shareholders meeting by the chairperson thereof, shall be observed as far as practicable and consistent with the purposes of the meeting:

     1.   Calling of the shareholders' meeting to order.

     2. Presentation of proof of mailing of the notice of the meeting and, if a special meeting, the call thereof.

     3.   Presentation of proxies.

     4.   Determination and announcement that a quorum is present.

     5. Reading and approval (or waiver thereof) of the minutes of the previous meeting of shareholders.

     6.   Reports, if any, of officers.

     7. Election of directors, if the meeting is an annual meeting or a meeting called for such purpose.

     8. Consideration of the specific purpose or purposes for which the meeting has been called, other than election of directors.

     9. Transaction of such other business as may properly come before the meeting.

     10.  Adjournment.

     3.14 Annual Report The President of the Company shall prepare an annual report which will set forth a statement of affairs of the Company as of the end of its last fiscal year, including a balance sheet, an income statement and a statement of changes in financial position, which need not be audited, and present them at the annual meeting of shareholders. Failure to prepare or present an annual report shall not affect the validity of any shareholder meeting. No such report need be prepared or presented for any fiscal year in which the Company was inactive. This Section shall not apply as to any fiscal year if the Company (i) was at the year end subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, and subsequently furnishes to the shareholders an annual report or report on Form 10-K under such Act covering such fiscal year, or (ii) furnishes to shareholders an Information Statement which conforms to the requirements of Rule 15c2-11 of the Securities and Exchange Commission.

                           ARTICLE IV
                 Directors, Powers and Meetings

     4.01 General Powers. All corporate powers shall be exercised, and the Company's business and affairs shall be managed, by or under the authority of its Board of Directors, except as otherwise provided in the General Corporation Law of Nevada or the Charter.

     4.02 Number, Tenure and Qualifications. The Company's Board of Directors shall consist of not less than three (3) and not more than seven (7) Directors, as resolved from time to time by the Board of Directors. If such number is not so fixed, the Company shall have THREE Directors, except that if the Company at any time has less than three shareholders of record, there need only be as many Directors as there are shareholders. Directors shall be elected at each annual meeting of shareholders, except as otherwise provided below. Each Director shall hold office until the next annual meeting of shareholders and thereafter until his successor shall have been elected and duly qualified. Directors need not be residents of Nevada or shareholders of the Company. Directors shall be elected by plurality vote. At least one-fourth in number of the Directors must be elected annually. No decrease in the number of Directors shall shorten the ten-n of any incumbent Director.

     4.03 Vacancies; Resignation. (a) Any vacancy occurring in the Board of Directors, except resulting from an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director. A Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of Directors shall be filled by the affirmative vote of a majority of the entire board or by a majority of the total voting power at any annual meeting or at a special meeting of shareholders called for that purpose, or by means of written shareholder consents taken in lieu of a meeting. Every director chosen to fill a vacancy as provided in this Section shall hold office until the next annual meeting of shareholders or until his successor has been elected and qualified.

     (b) Any Director may resign at any time by giving written notice to the Board, the Chairman of the Board, the President or the Secretary of the Company. Unless otherwise specified in such written notice, a resignation shall take effect upon delivery to the Board or the designated officer. A resignation need not be accepted in order for it to be effective.

     4.04 Removal of Directors. Any Director may be removed only by the shareholders in the manner provided in the Company's Charter and, if no such provision appears therein, then as provided by law. Such action may be taken at any special meeting called for that purpose or by means of written shareholder consents. In case any vacancy so created shall not be filled by the shareholders at such meeting or in the written consent effecting removal, such vacancy may be filled by a majority of the Board of Directors.

     4.05 Place of Meetings. The Board of Directors may hold both regular and special meetings either within or without the State of Nevada, at such place as the Board of Directors from time to time deems advisable.

     4.06 Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than these Bylaws immediately after and at the same place as the annual meeting of shareholders. The Board of Directors may provide by resolution the time and place for the holding of additional regular meetings without other notice than such resolution; provided, that any Director not present when any such resolution is passed is given notice of the resolution.

     4.07 Special Meetings. A special meeting of the Board of Directors shall be held without other notice than these Bylaws immediately after and at the same place as every special meeting of shareholders. Special meetings of the Board of Directors also may be called by or at the request of the Chairman of the Board, the President, or any two Directors upon two days' notice to each director if such notice is delivered personally or sent by telegram, or upon five days' notice if sent by mail.

     4.08 Telephonic Meetings. One or more members of the Board of Directors or any committee designated by the Board may participate in a meeting of the Board of Directors or committee by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear one another at the same time. Such participation shall constitute presence in person at the meeting. All participants in any meeting of Directors, by virtue of their participation and without further action on their part, shall be deemed to have consented to the recording of such meeting by electronic device or otherwise, and to the making of a written transcript thereof, in order that minutes thereof shall be available for the Company's records.

     4.09 Notice. Except as otherwise provided above, notice of the time, date and place, of every special meeting of Directors or any committee thereof shall be given. Any Director may waive notice of any meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     4.10 Quorum; Adjournments. A majority of the number of directors then in office, present in person or by means of conference telephone or similar equipment shall constitute a quorum for the transaction of business at every Board meeting, and the act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, except as may otherwise specifically be provided by law, the Charter or these Bylaws. If a quorum is not present at any Board meeting, the directors present may adjourn the meeting, from time to time, without notice other than announcement of the meeting, until a quorum is present.

     4.11 Compensation. The Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director. No such payment shall preclude any Director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings. The amount or rate of such compensation of members of the Board of Directors or of Committees shall be established by the Board of Directors and shall be set forth in the minutes of the Board.

     4.12 Presumption of Assent A Director of the Company who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered or certified mail, first class, postage prepaid, to the Secretary of the Company, provided such mailing is postmarked within ten calendar days after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

     4.13 Action by Directors Without Meeting. Any action required to be taken at a meeting of the Directors of the Company or of a committee of Directors or any action which may be taken at such a meeting, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Directors entitled to vote with respect to the subject matter thereof. A consent shall be sufficient for this Section if it is executed in counterparts, in which event all of such counterparts, when taken together, shall constitute one and the same consent.

     4.14 Bank Accounts, etc. Anything herein to the contrary notwithstanding, the Board of Directors may, except as may otherwise be required by law, authorize any officer or officers, agent or agents, in the name of and on behalf of the Company, to sign checks, drafts, or other orders for the payment of money or notes or other evidences of indebtedness, to endorse for deposit, deposit to the credit of the Company at any bank or trust company or banking institution in which the Company may maintain an account or to cash checks, notes, drafts, or other bankable securities or instruments, and such authority may be general or confined to specific instances, as the Board of Directors may elect.

     4.15 Inspection of Records. Every Director shall have the absolute right at any reasonable time to inspect all books, records, documents of every kind, and the physical properties, of the Company and of its subsidiaries. Such inspection may be made personally or by an agent and includes the right to make copies and extracts.

     4.16 Executive Committee. (a) The Board of Directors may, by resolution adopted by a majority of the whole Board, appoint two or more of its members to constitute an Executive Committee. One of such directors shall be designated as Chairman of the Executive Committee. Each member of the Executive Committee shall continue as a member thereof until the expiration of his term as a director, or until his earlier resignation from the Executive Committee, in either case unless sooner removed as a director or member of the Executive Committee by any means authorized by the Charter or herein.

     (b) The Executive Committee shall have and may exercise, to the extent provided in such resolution and except as prohibited by law, all of the rights, power and authority of the Board of Directors.

     (c) The Executive Committee shall fix its own rules of procedure and shall meet at such times and at such place or places as may be provided by its rules. The Chairman of the Executive Committee, or in the absence of the Chairman, a member of the Executive Committee chosen by a majority of the members present, shall preside at all meetings of the Executive Committee, and another member thereof chosen by the Executive Committee shall act as Secretary. A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the members thereof shall be required for any action of the Executive Committee. The Executive Committee shall keep minutes of its meetings and deliver such minutes to the Board of Directors.

     4.17 Other Committees. The Board of Directors may, by resolution duly adopted by a majority of directors at a meeting at which a quorum is present, appoint an audit committee, compensation committee, and such other committee or committees as it shall deem advisable and with such limited authority as the Board of Directors shall from time to time determine.

     4.18 Other Provisions Regarding Committees. (a) The Board of Directors shall have the power at any time to fill vacancies in, change the membership of, or discharge any committee. The members of any committee present at any meeting of a committee, whether or not they constitute a quorum, may appoint a director to act in the place of an absent member.

     (b) Members of any committee shall be entitled to such compensation for their services as such as from time to time may be fixed by the Board of Directors and in any event shall be entitled to reimbursement of all reasonable expenses incurred in attending committee meetings. Any member of a committee may waive compensation for any meeting. No member of a committee who receives compensation as a member of one or more committees shall be barred from serving the Company in any other capacity or from receiving compensation and reimbursement of reasonable expenses for any or all such other services.

     (c) Unless otherwise prohibited by law, the provisions above concerning action by written consent of directors and meetings of directors by telephonic or similar means shall apply to all committees from time to time created by the Board of Directors.

     4.19 Reliance on Accounts and Reports, etc. A Director, or a member of any Committee designated by the Board of Directors shall, in the performance of this duties, be fully protected in relying in good faith upon the records of the Company and upon information, opinions, reports or statements presented to the Company by any of the Company's officers or employees, or Committees designated by the Board of Directors, or by any other person as to the matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

                           ARTICLE V
                      Officers and Agents

     5.01 Positions. The Company's officers generally shall be chosen by the Board of Directors and shall consist of a Chairman of the Board, a President, one or more Vice Presidents if desired, a Secretary and a Treasurer. The Board of Directors may appoint one or more other officers, assistant officers and agents as it from time to time deems necessary or appropriate, who shall be chosen in such manner and hold their offices for such terms and have such authority and duties as from time to time may be determined by the Board of Directors. The Board may delegate to the Chairman of the Board the authority to appoint any officer or agent of the Company and to fill a vacancy other than the Chairman of the Board or President. Any two or more offices may be held by the same person, except that no person may simultaneously hold the offices of President and Secretary and of President and Vice President. In all cases where the duties of any officer, agent or employee are not prescribed by these bylaws or by the Board of Directors, such officer, agent or employee shall follow the orders and instructions of the President.

     5.02 Term of Office; Removal Each officer of the Company shall hold office at the pleasure of the Board and any officer may be removed, with or without cause, at any time by the affirmative vote of a majority of the directors then in office; provided, that any officer appointed by the Chairman of the Board pursuant to authority delegated by the Board may be removed, with or without cause, at any time by the Chairman whenever the Chairman in his or her absolute discretion shall consider that the Company's best interests shall be served by such removal. Removal of an officer by the Board (or the Chairman, as the case may be) shall not prejudice the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not in itself create contract rights.

     5.03 Vacancies. A vacancy in any office, however occurring, may be filled by the Board or the Executive Committee, for the unexpired portion of the term by majority vote of its members, or by the Chairman of the Board in the case of a vacancy occurring in an office to which the Chairman has been delegated authority to make appointments.

     5.04 Compensation. The salaries of all officers of the Company shall be fixed from time to time by the Board, and no officer shall be prevented from receiving a salary by reason of the fact that he also receives compensation from the Company in any other capacity.

     5.05 Chairman of the Board. The Chairman of the Board ("Chairman'), if such officer shall be chosen by the Board of Directors, shall preside at all meetings of the Board of Directors and meetings of shareholders at which he is present and shall exercise general supervision and direction over the implementation of Board policy affecting the affairs of the Company. Any act which may be performed by the Chief Executive Officer or President may be performed by the Chairman.

     5.06 Chief Executive Officer. The Chairman of the Board shall, unless the Board determines otherwise, serve as the Chief Executive Officer ("CEO") of the Company. If the Chairman is not designated the CEO, then the President shall serve as CEO. 'Me Board may, from time to time, designate from among the executive officers of the Company an officer to serve as Chief Operating Officer ("COO") of the Company. A person designated to serve in the capacity of CEO or COO shall serve at the pleasure of the Board.

     A person designated Chief Executive Officer (CEO) shall have primary responsibility for and active charge of the management and supervision of the Company's business and affairs. The CEO may execute in the name of the Company authorized corporate obligations and other instruments, shall perform such other duties as may be prescribed by the Board (or Chairman, as the case may be) from time to time and, in the absence or disability of the President, shall exercise all of the duties and powers of the President. In the event that the President is not the CEO, then the CEO shall supervise the performance of the President and shall be responsible for the execution of the policies and directives of the Board. The CEO shall report directly to the Board. The CEO shall perform such other duties as may be assigned by the Board (or Chairman, as the case may be). The CEO may perform any act which might be performed by the President.

     5.07 President The President shall have general active management of the business of the Company, subject to the authority of the Chief Executive Officer if the President is not designated as such, and general supervision of its officers, agents and employees. In the absence of the Chairman and Chief Executive Officer, he shall preside at all meetings of the shareholders and of the Board. In the absence of a designated Chief Executive Officer he shall see that all policies and directives of the Board are carried into effect.

     He shall, unless otherwise directed by the Board of Directors, attend in person or by substitute appointed by him, or shall execute in behalf of the Company written instruments appointing a proxy or proxies to represent the Company, at all meetings of the stockholders of any other company in which the Company shall hold any stock. He may, on behalf of the Company, in person or by substitute or by proxy, execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the President, in person or by substitute or proxy as aforesaid, may vote the stock so held by the Company and may execute written consent and other instruments and power incident to the ownership of said stock, subject however to the instructions, if any, of the Chairman or the Board of Directors. 'Me President shall have custody of the Treasurer's bond, if any.

     5.08 Executive Vice President The Executive Vice President shall assist the President in the discharge of supervisory, managerial and executive duties and functions. In the absence of the President or in the event of his death, or inability or refusal to act, the Executive Vice President shall perform the duties of the President and when so acting shall have the duties and powers of the President. He shall perform such other duties as from time to time may be assigned to him by the President, Chairman or Board of directors.

     5.08 Vice Presidents. The Vice Presidents, if any, shall assist the President and Executive Vice President and shall perform such duties as may be prescribed by the Board, the Chairman or the President. Vice Presidents in the order of their seniority shall, in the absence or disability of the Chairman and President, exercise all of the duties and powers of such officers. The Executive Vice President if any, shall be the most senior of Vice Presidents, and the Senior Vice President if any, shall be the next most senior of Vice Presidents. In regard to other Vice Presidents, they shall have the respective ranks designated by the Board of Directors, or if none has been so designated, as designated by the Chairman, or if none has been so designated by the Chairman, they shall rank in the order of their respective elections to such office. The execution of any instrument on the Company's behalf by a Vice President shall be conclusive evidence, as to third parties, of his authority to act in the stead of the President and Executive Vice President.

     5.09 Secretary. The Secretary shall: (i) keep the minutes of the proceedings of the shareholders and the Board of Directors and record all votes and proceedings thereof in a book kept for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) be custodian of the corporate records and of the seal of the Company and affix the seal to all documents when authorized by the Board of Directors; (iv) keep at its registered office or principal place of business within or outside Delaware a record containing the names and addresses of all shareholders and the number and class of shares held by each, unless such a record shall be kept at the office of the Company's transfer agent or registrar; (v) sign with the President, or a Vice President, certificates for shares of the Company, the issuance of which shall have been authorized by resolution of the Board of Directors; (vi) have general charge of the stock transfer books of the Company, unless the Company has a transfer agent; and (vii) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or the Board of Directors. The Board of Directors may give general authority to officers other than the Secretary or any Assistant Secretary to affix the Company's seal and to attest the fixing thereof by his or her signature.

     5.10 Assistant Secretary. The Assistant Secretary, if any (or if there is more than one, the Assistant Secretaries in the order designated, or in the absence of any designation, in the order of their appointment), in the absence or disability of the Secretary, shall perform the duties and exercise the powers of the Secretary. The Assistant Secretary(ies) shall perform such other duties and have such other powers as from time to time may be prescribed by the Board, the Chairman or the Chief Executive Officer. The
Chairman may appoint one or more Assistant Secretary(ies) to office.

     5.11 Treasurer. The Treasurer shall, unless the Board otherwise resolves, be the principal financial officer and principal accounting officer of the Company and shall have the care and custody of all funds, securities, evidence of indebtedness and other valuable effects of the Company, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all money and other valuable effects of the Company in the name and to the credit of the Company in such depositories as from time to time may be designated by the Board. 'Me Treasurer shall disburse the funds of the Company in such manner as may be ordered by the Board from time to time and shall render to the Chairman of the Board, the President and the Board, at regular Board meetings or whenever any of them may so require, an account of all transactions and of the Company's financial condition.

     5.12 Assistant Treasurer. The Assistant Treasurer, if any (or if there is more than one, the Assistant Treasurers in the order designated, or in the absence of any designation, in the order of their appointment), in the absence or disability of the Treasurer, shall perform the duties and exercise the powers of the Treasurer. The Assistant Treasurer(s) shall perform such other duties and have such other powers as from time to time may be prescribed by the Board, the Chairman or the Chief Executive Officer. The Chairman may appoint one or more Assistant Treasurer(s) to office.

     5.13 Resignations. Any officer may resign at any time by giving written notice to the Board or to the Chairman. Such resignation shall take effect at the time specified therein and, unless specified therein, no acceptance of the resignation shall be required for the resignation to be effective.

     5.14 Delegation of Duties. In the event of the absence or disability of any officer of the Company, or for any other reason the Board shall deem sufficient, the Board may temporarily designate the powers and duties, or particular powers and duties, of such officer to any other officer, or to any director.

     5.13 Fidelity Bonds. The Board of Directors shall have the power, to the extent permitted by law, to require any officer, agent or employee of the Company to give bond for the faithful discharge of his duties in such form and with such surety or sureties as the Board deems advisable.


                           ARTICLE VI
                        Indemnification

     Every Director, officer, employee and agent of the Company, and every person serving at the Company's request as a director, officer (or in a position functionally equivalent to that of officer or director), employee or agent of another corporation, partnership, joint venture, trust or other entity, shall be indemnified to the extent and in the manner provided by the Company's Charter, as it may be amended, and in the absence of any such provision therein, in accordance with Nevada law.


                          ARTICLE VII
    Execution of Instruments and Deposit of Corporate Funds

     7.01 Execution of Instruments Generally. The Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer, subject to the approval of the Board of Directors, may enter into any contract or execute and deliver any instrument in the name and on behalf of the Company. The Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name and on behalf of the Company, and such authorization may be general or confined to specific instances.

     7.01 Borrowing. Unless and except as authorized by the Board of Directors, no loans or advances shall be obtained or contracted for, by or on behalf of the Company, and no negotiable paper shall be issued in its name. Such authorization may be general or confined to specific instances. Any officer or agent of the Company thereunto so authorized may attain loans and advances for the Company and for such loans and advances may make, execute and deliver any promissory notes, bonds, or other evidences of indebtedness of the Company. Any officer or agent of the Company so authorized may pledge, hypothecate or transfer as security for the payment of any and all loans, advances, indebtedness and liabilities of the Company, any and all stocks, bonds other securities and other personal property at any time held by the Company, and to that end may endorse, assign and deliver the same and do every act and thing necessary or proper in connection therewith.

     7.03 Deposits. All funds of the Company not otherwise employed shall be deposited from time to time to its credit in such banks or trust companies or with such bankers or other depositories as the Board of Directors may select, or as may be selected by any officer or officers or agent or agents authorized to do so by the Board of Directors. Endorsements for deposit to the credit of the Company in any of its duly authorized depositories shall be made in such manner as the Board of Directors from time to time may determine.

     7.04 Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, and all notes or other evidence of indebtedness issued in the name of the Company, shall be signed by such officer or officers or agent or agents of the Company and in such manner as the Board of Directors from time to time may determine.

     7.05 Proxies. Proxies to vote with respect to shares of stock of other corporations owned by, or standing in the name of, the Company may be executed and delivered from time to time on behalf of the Company by the Chairman of the Board, the President or any Vice President or by any other person or persons thereunto authorized by the Board of Directors.


                          ARTICLE VIII
                         Miscellaneous

     8.01 Declaration of Dividends. The Board of Directors at any regular or special meeting may declare dividends payable, whenever in the exercise of its discretion it may deem such declaration advisable and such is permitted by law. Such dividends may be paid in cash, property, or shares of the Company.

     8.02 Benefit Plans. Directors shall have the power to install and authorize any pension, profit sharing, stock option, stock award or stock bonus, insurance, welfare, educational, bonus, health and accident or other benefit program which the Board deems to be in the interest of the Company, at the expense of the Company, and to amend or revoke any plan so adopted. Any such plan may adopted and have full force and effect by resolution of the Board of Directors, except where applicable laws, rules or regulations require prior approval of the Company's shareholders of such plan in order for the plan to be valid.

     8.03 Seal. The corporate seal of the Company shall be circular in form and shall contain the name of the Company, the year incorporated and the words "Seal" and "Nevada".

     8.04 Fiscal Year. The Board of Directors shall have the power to fix, and from time to time change, the fiscal year of the Company. Any such adoption of or change in a fiscal year shall not constitute or require an amendment to these Bylaws.

     8.05 Amendment of Bylaws. These Bylaws may be amended or repealed in the manner provided for in the Charter, or if none is there provided: by majority vote of the Board of Directors, taken at any meeting or by written consent, subject to the shareholders' right to change or repeal any Bylaws so made or adopt new Bylaws by vote of at least a majority of the total voting power. Bylaws amendments may be proposed by any Director or shareholder. Any action duly taken by the Board or the shareholders which conflicts or is inconsistent with these Bylaws (as they may be amended) shall constitute an amendment of the Bylaws, if the action was taken by such number of directors or shares voting as would be sufficient for amendment of the Bylaws.

     8.06 Gender. The masculine gender is used in these Bylaws as a matter of convenience only and shall be interpreted to include the feminine and neuter genders as the circumstances indicate.

     8.07 Conflicts. In the event of any irreconcilable conflict between these Bylaws and either the Company's Charter or applicable law, the latter shall control.

     8.08 Definitions. Except as these Bylaws otherwise specifically provide, all terms used in these Bylaws shall have the definitions given them in the Company's Charter or the Nevada
General Corporation Law.


                           ARTICLE IX
                            Notices

     9.01 Receipt of Notices by the Company. Notices, shareholder writings consenting to action, and other documents or writings shall be deemed to have been received by the Company when they are actually received: (i) at the registered office of the Company in Nevada; (ii) at the principal office of the Company (as designated in the most recent document filed by the Company with the Nevada Secretary of State designating a principal office) addressed to the attention of the Secretary of the Company; (iii) by the Secretary of the Company wherever the Secretary may be found; or (iv) by any other person authorized from time to time by the Board of Directors or the President to receive such writings, wherever such person is found.

     9.02 Giving of Notice. Except as otherwise provided by the General Corporation Law of Nevada, these Bylaws, the Charter or resolution of the Board of Directors, every meeting notice or other notice, demand, bill, statement or other communication (collectively, "Notice') from the Company to a Director, Officer or shareholder shall be duly given if it is written or printed and is
(i) sent by first class or express mail, postage prepaid, (ii) sent by any commercial overnight air courier service, such as DHL, Federal Express, Emery, Airborne, UPS or similar service, (iii) sent by telegraph, cablegram, telex, telecopier, facsimile or similar transmission, (iv) delivered by any commercial messenger service which regularly retains its receipts, or (v) personally delivered, provided a receipt is obtained reflecting the date of delivery. Notice shall not be duly given unless all delivery or postage charges are prepaid. Notice shall be given to an addressee's most recent address as it appears on the Company's records or to such other address as has been provided in writing to the Secretary. A Notice shall be deemed "given" when dispatched for delivery, when personally delivered, when transmitted electronically, or if mailed, on the date postmarked. This Section shall not have the effect of shortening any notice period provided for in these Bylaws.

     9.03 Waiver of Notice. Any Notice required or permitted by the General Corporation Law of Nevada, the Charter or these Bylaws may be waived in writing at any time by the person entitled to the Notice, and such waiver shall be equivalent to the giving of notice. Notice of any shareholders' meeting shall be waived by attendance, in person or by proxy, at the meeting, unless any question of lack of or defect in a Notice is raised prior to conclusion of the meeting. A waiver of Notice of a special meeting of shareholders shall state the purpose for which the meeting was called or the business to be transacted thereat.


     APPROVED AND ADOPTED by the Board of Directors as of this 11th day of November, 1997.

                   SECRETARY'S CERTIFICATION

I, the undersigned Secretary of this corporation, hereby certify that the foregoing Bylaws were duly adopted by its Board of Directors on the date above indicated and that the foregoing text of the Bylaws are currently in full force and effect and have not been revoked, suspended or amended.

Dated:                                  MED GEN, INC.

November 11, 1997                       /s/
                                        Secretary

(SEAL)

                                                     [EXHIBIT C]
                     BOARD OF DIRECTORS MEETING
                               and
                       CORPORATE RESOLUTION


April 21, 2006

A Board of Directors meeting was held at the company's offices in Boca Raton, Florida at 3:00PM on April 21, 2006.

The purpose of the meeting was to approve and move forward with negotiations with the NIR Group and their affiliates, AJW Groups, 1044 Northern Blvd. Suite 302, Roslyn, New York 11776 for additional funding in the amount of $750,000.

The contemplated funding would mirror the documentation of previous fundings.

The documents spelling out this deal are attached. Essentially, they require a registration of 200% of the underlying shares in the transaction. The Convertible Debenture would convert to a share price, which is a discount of 40% to market. The Convertible Debenture would bear an interest rate of 8%. The Investor would also have five year Warrants, one share for every $1.00 of investment. The exercise price of the Warrant shall be at $.085. The Warrants, if exercised prior to registration, would be cashless. However, after the registration the Warrant holder would pay the company upon request for issuance.

In voting for this investment opportunity, the Board has consulted with its legal consultants, market makers and outside brokers. Under present conditions and considered judgment and the inability of any members of the executive staff to raise capital by any other means, it has become incumbant upon the Board to move quickly and expedite this opportunity.

A Resolution was made by Mr. Paul Mitchell and duly seconded by Mr. Paul Kravitz to proceed to closing the NIR funding. The vote was unanimous.

Mr. Kravitz then was given the responsibility and duties as corporate secretary to file the necessary documents with the accounting department and Liberty Transfer Agency to properly record the issuance of these shares in accordance with the agreements.

There being no further business being brought before the Board, the meeting was closed at 4:30PM.

Directors Present:

/s/Paul B. Kravitz
-------------------- Chairman/CEO/Secretary/Director  Date: April 21, 2006
  Paul B. Kravitz

/s/Paul B. Kravitz
-------------------- President/COO/Director           Date: April 21, 2006
Paul S. Mitchell

                        OFFICER'S CERTIFICATE

       The undersigned, Paul B. Kravitz, Chief Executive Officer of Med Gen, Inc., a Nevada corporation (the "Company"), in connection with the authorization and issuance of 8% Callable Secured Convertible
Notes in the aggregate principal amount of Seven Hundred and Fifty Thousand Dollars ($750,000) and Warrants to purchase an aggregate of 30,000,000 shares of the Company's Common Stock, in accordance with the Securities Purchase Agreement dated April 21, 2006 by and among the Company and each of the purchasers set forth on the signature pages thereto (the "Purchase Agreement"), hereby certifies that:

       1.	He is the duly appointed President and Chief Executive
Officer of the Company.

       2.	The representations and warranties made by the Company in
Section 3 of the Purchase Agreement are true and correct in all material respects as of the date of this Officer's Certificate. The capitalization of the Company described in Section 3(c) of the Purchase Agreement has not changed as of the date hereof.

       3.	As of the date hereof, the Company has satisfied and duly
performed all of the conditions and obligations specified in Section 7 of the Purchase Agreement to be satisfied on or prior to the Closing
Date (as defined in the Purchase Agreement) or such conditions and obligations have been waived.

       4.	The Company has complied with or, if compliance prior to
Closing (as defined in the Purchase Agreement) is not required, promptly following the Closing the Company will comply with, the filing requirements in respect of this transaction under (a)
Regulation D under the Securities Act of 1933, as amended (the "1933 Act") (and applicable Blue Sky regulations) and (b) the Securities Exchange Act of 1934, as amended.

       5.	There has been no adverse change in the business, affairs,
prospects, operations, properties, assets or condition of the Company since December 30, 2004, the date of the Company's most recent audited financial statements delivered to the Buyers (as defined in the Purchase Agreement), other than matters which would not, individually or in the aggregate, have a Material Adverse Effect (as defined in the Purchase Agreement).

       6.	The Company is qualified as a foreign corporation in all
jurisdictions in which the Company owns or leases properties, or conducts any business except where failure of the Company to be so qualified would not have a Material Adverse Effect (as defined in the Purchase Agreement).

       IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate as of the 21st day of April, 2006.


                                    /s/Paul B. Kravitz
                                    -------------------------------------
                                    Paul B. Kravitz
                                    Chief Executive Officer